SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2002
                        (Date of earliest event reported)

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

Delaware                                                              41-0417775
(State of incorporation)                                        (I.R.S. Employer
                                                          Identification Number)

3M Center                                                             55144-1000
St. Paul, Minnesota                                                   (Zip Code)
                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110


ITEM 5. OTHER EVENTS.

Attached are the press releases of 3M Company in connection with the sale of its 30-year zero-coupon senior convertible notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits Required by Item 601 of Regulation S-K

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
99.1                                        Press Release
99.2                                        Press Release



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         3M COMPANY

                                         By: /s/ Gregg M. Larson
                                             -------------------
                                                  Gregg M. Larson,
                                                  Secretary

 Dated: November 15, 2002